Exhibit 10.24


                                     Form Of
                                Convertible Note
                                                                               $


This Convertible note is made on April 3, 2001.

Between the Borrower Alfacell Corporation referred to as "I" and the Lender, ______________ whose address is ___________________________

Borrower's Promise to Lender. In return for the loan received I promise to repay this loan within ninety (90) days, unless the Lender has elected to exercise the Lender option to convert this loan into ____________ shares of Alfacell Common Stock. The conversion share price (90 (cent)) was determined by the 10 day marketplace moving average for Alfacell Common Stock.

In addition, upon conversion, the Lender will receive a three (3) year warrant, for each share of Converted Alfacell Common Stock, at $2.50 per share. The expiration date of the warrant is July 7, 2004.

Default. If I fail to make any payment required by this note when due or if I fail to keep any other promise I make in this note, the Lender may declare that I am in default on this note. Upon default, I must immediately pay the full amount and the Lender's costs of collection and reasonable attorney fees.



Witness:                                             Borrower:

                                                     ALFACELL CORPORATION



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                               Schedule of Parties
                               To Convertible Note

PARTY                        AMOUNT OF NOTE               NUMBER OF SHARES
                                                          CONVERTIBLE INTO

Santiago Caasi               $19,998                      22,220
Delmer Dimzon                $19.998                      22,220
Janine Sitao                 $29,997                      33,330
Kuslim Shogen                $99,000                      110,000
Martin Stadler               $99,000                      110,000
Donald Conklin               $99,000                      110,000